INDEPENDENT SALES REPRESENTATIVE AGREEMENT
                   ------------------------------------------


     THIS INDEPENDENT SALES REPRESENTATIVE AGREEMENT (the "Agreement") is dated as of August 8, 2001 and is between INTERNATIONAL COMMERCIAL TELEVISION, INC., a Nevada corporation ("ICTV"), and DIMENSIONAL MARKETING CONCEPTS, INC., a Florida corporation ("DMC").

     ICTV is engaged in the marketing and distribution of various consumer products, and DMC has expertise in managing the promotion, marketing and sale (collectively, "Promotion" and grammatical variants thereof) of consumer products into retail channels of trade. The parties wish to set forth herein the terms and conditions under which ICTV will engage DMC to perform certain services in connection with the Promotion of consumer products into retail channels of trade in the territory specified herein.

     Accordingly, in consideration of the mutual promises and undertakings set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.     Engagement.
       ----------

     (a)     Services.  ICTV  hereby  engages  DMC  to  serve  as  its exclusive
             --------
independent sales representative for all Contract Products to Retail Accounts in the Territory (as those terms are defined in Section 1(b) hereof). Except as otherwise expressly provided herein, the services to be performed by DMC hereunder (collectively, the "Services") shall consist of all activities customarily associated with Promoting goods to Retail Accounts including, without limitation, the following:

          (1)     Marketing  Activities.  Engaging  in  marketing  activities to
                  ---------------------
stimulate sales of Contract Products to Retail Accounts, including, without limitation, preparing a business plan for each Contract Product, assisting in developing marketing strategies, sales goals, retail packaging and trade show presentations, and establishing and administering a network of sales representatives;

          (2)     Soliciting  Orders.  Soliciting  orders  for Contract Products
                  ------------------
from  Retail  Accounts;

          (3)     Warehousing  and Fulfillment. Making arrangements satisfactory
                  ----------------------------
to ICTV for warehousing and fulfillment of all Contract Products sold to Retail Accounts in the Territory hereunder;

          (4)     Back-End  Assistance.  Rendering  such  additional  "back end"
                  --------------------
assistance as ICTV may reasonably require, including, without limitation, customer service, order entry, EDI/ASN, warehouse administration, inventory control, sales and financial reporting, accounts payable/receivable, customer billing and collection and coordinating authorized returns;

          (5)     Insurance  Requirements.  Assisting  ICTV  to evaluate product
                  -----------------------
liability  insurance  requirements  with  respect  to each Contract Product; and

          (6)     Additional  Services.  Otherwise  facilitating  sales  to  and
                  --------------------
servicing  the  needs  of  Retail  Accounts.

     (b)     Definitions.
             -----------

          (1)     Contract  Products.  For purposes of this Agreement, "Contract
                  ------------------
Products" shall mean those consumer products to which ICTV has rights of retail distribution which DMC elects to market and distribute hereunder. ICTV shall not market or distribute or license or otherwise grant to any other person or entity the right to market or distribute any goods to Retail Accounts in the Territory unless ICTV first offers to DMC the right to so market and distribute such goods pursuant to the terms of this Agreement. DMC shall have a period of 30 days from the date of its receipt of such offer to accept or reject the rights so offered. If DMC rejects such offer or does not accept such offer for such rights within such 30-day period, then ICTV shall be free to exercise such rights itself or grant such rights to any third person.

          (2)     Retail  Accounts.  For  purposes  of  this  Agreement, "Retail
                  ----------------
Accounts" shall mean operators of traditional retail stores, price clubs and convenience stores and wholesalers to such retail institutions. "Retail Accounts" shall expressly exclude (i) resellers that sell via television home shopping, the Internet, catalog, mail order, credit card syndication and (ii) resellers in the educational market (including, without limitation, all levels of schools, preschools and daycare).

          (3)     Territory.  For  purposes  of  this Agreement, the "Territory"
                  ---------
shall  consist  of  the  United  States  and  Puerto  Rico.

     (c)     Limitations.  The  Services  shall  be  limited  to those expressly
             -----------
enumerated herein and such other services (and only such other services) to which ICTV and DMC may hereafter expressly agree in writing. DMC shall not perform any services not authorized by this Agreement without the prior written approval of such services by ICTV.

     (d)     Third-Party  Rights.  DMC  acknowledges  that  ICTV's  rights  with
             -------------------
respect to any given Contract Product may be (i) derived from and subject to the terms, conditions and limitations set forth in a third-party agreement with respect thereto (a "Marketing Agreement") and (ii) subject to termination concurrently with the termination of ICTV's rights in such product under such Marketing Agreement. DMC shall have no claim against ICTV arising from any such termination (including, without limitation, any claim based on delay, lost profits, or loss of opportunity), all such claims having been deemed waived. ICTV shall advise DMC of all Marketing Agreements pursuant to which ICTV derives rights to Contract Products and shall use commercially reasonable efforts to notify DMC as promptly as practicable of the termination of any such Marketing Agreements.


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
     (e)     Obligations  of  DMC.  DMC shall use is best efforts to perform the
             --------------------
Services and maximize its sales of Contract Products to Retail Accounts in the Territory.

2.     Operational  Matters.
       --------------------

     (a)     Pricing  and Marketing Strategy. ICTV and DMC will consult with one
             -------------------------------
another to mutually determine retail pricing and marketing strategy for all Contract Products.

     (b)     Solicitation,  Transmission  and  Acceptance  of  Orders.  DMC will
             --------------------------------------------------------
solicit orders for Contract Products from Retail Accounts in the name of ICTV, which shall be and remain vendor of record with respect to all such orders. All such orders shall be subject to the pricing determined under Section 2(a) hereof and ICTV's terms and conditions of sale in effect at the time of solicitation. Any variance from such prices, terms and conditions is subject to ICTV's advance written approval. DMC shall transmit to ICTV all such orders promptly following DMC's receipt thereof. All such orders shall be subject to acceptance by ICTV. ICTV may, in its sole discretion, decline or cancel any order, in whole or in part, without incurring any liability to DMC. All accepted orders shall be considered to be a contract directly between the Retail Account and ICTV.

     (c)     Fulfillment  of  Accepted  Orders. ICTV shall be solely responsible
             ---------------------------------
for fulfillment, invoicing and collections with respect to all orders from Retail Accounts accepted by ICTV. DMC shall deposit all such collections into such ICTV account(s) as ICTV may designate from time to time.

     (d)     Returns.  DMC shall assist ICTV in coordinating returns of Contract
             -------
Products that are defective or that ICTV otherwise authorizes to be returned. Title and risk of loss with respect to Contract Products which are authorized to be returned shall not transfer to ICTV until such goods are received at ICTV's designated warehouse.

     (e)     Warehousing.  ICTV shall be responsible for all warehousing charges
             -----------
incurred with respect to Contract Products pending shipment of such goods to Retail Accounts. ICTV shall further be responsible for the costs of installing such warehousing information technology systems as ICTV, in its sole discretion, deems necessary to facilitate EDI exchange with Retail Accounts.

     (f)     Projections.  Every  four  weeks during the term of this Agreement,
             -----------
DMC shall submit to ICTV a rolling projection of anticipated orders for Contract Products from Retail Accounts over the next 90 days. Such forecasts shall be for the sole purpose of assisting ICTV in its planning and shall not constitute an obligation of DMC to procure orders for the quantities of Contract Products so forecasted.


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
3.     Compensation.
       ------------

     (a)     Commission.
             ----------

          (1)     Generally. In consideration of the performance of the Services
                  ---------
and the observance and performance of all of DMC's covenants, agreements, representations and warranties under this Agreement, ICTV shall pay DMC a commission on all sales of Contract Products to Retail Accounts directly procured by DMC ("Sales to DMC Accounts"). Except as otherwise provided in
Section 3(a)(2) hereof, such commission shall be paid at the rate of 15% of ICTV's Net Sales. For purposes of this Agreement, "Net Sales" shall mean the aggregate proceeds actually received by ICTV from Sales to DMC Accounts, less
(i) markdowns, discounts, advertising allowances, freight allowances, returns, refunds, rejections, repurchased goods, chargebacks and all other credits and allowances to Retail Accounts on account of return or rejection of goods or otherwise granted in the ordinary course of business and (ii) sales, excise and other taxes, customer duties, tariffs and other similar charges.

          (2)     Exception.  Notwithstanding  the provisions of Section 3(a)(1)
                  ---------
hereof, for all Sales to DMC Accounts as to which ICTV's Profit is less than 15% of its Net Sales, the commission payable on such sales shall be 50% of ICTV's
Profit. For purposes of this Agreement, "ICTV's Profit" with respect to each Contract Product sold to a Retail Account shall consist of the gross proceeds of such sale less (i) ICTV's cost of goods, (ii) all packaging and handling charges incurred by ICTV to prepare such goods for delivery to Retail Accounts, (iii) royalties and fees payable to third parties with respect to sale of such goods,
(iv) all amounts deductible hereunder from the gross proceeds of such sale for purposes of calculating Net Sales and (v) DMC's commission on such sale at the rate set forth in Section 3(a)(1) hereof.

          (3)     Reserve.  ICTV  may  withhold  an  amount equal to ten percent
                  -------
(10%) of all commissions payable to DMC hereunder as a reserve against amounts which are deductible from ICTV's gross revenues for purposes of calculating Net Sales. ICTV shall apply funds so reserved to offset overpayments of commissions actually due to DMC hereunder. Within 60 days after the end of each calendar quarter, ICTV shall render to DMC an interim accounting with respect to amounts so reserved during such calendar quarter and shall remit to DMC all reserved funds not applied against overpayments of commissions during such period. As promptly as practicable following the termination of this Agreement, ICTV shall render to DMC a final accounting with respect to amounts so reserved and shall at that time remit to DMC any remaining amounts so reserved and not applied against  overpayments  of  commissions;  provided,  however, that all orders for
                                         --------
Contract Products have been fulfilled at least 60 days prior to such accounting.

     (b)     Remittance  and Reporting. ICTV shall remit all commissions payable
             -------------------------
hereunder to DMC within 14 days following ICTV's collection of the proceeds of Sales to DMC Accounts. Each such payment shall be accompanied by a written statement setting forth ICTV's calculations determining such commissions.

     (c)     Records and Inspection. Each party shall keep complete and accurate
             ----------------------
records  of  all sales which are subject to payment of commissions hereunder and


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
all other activities for which it is responsible under this Agreement. Each party and its duly authorized representatives shall have the right, once per calendar year during the term of this Agreement and once during the subsequent year, to audit such records as are maintained by the other party to verify the commissions and other costs payable hereunder and otherwise assure compliance herewith. Each such audit shall require at least ten business days prior written notice and shall take place during the hours of 9:00 a.m. to 5:00 p.m., Monday through Friday, at the offices of the party whose records are being audited.

     (d)     No  Other Compensation. ICTV shall have no obligation to compensate
             ----------------------
DMC except to the extent expressly set forth in this Agreement. The commissions payable by ICTV hereunder shall be inclusive of all fees, commissions and other amounts which may be payable to or for the benefit of all agents, representatives and other third parties acting for or on behalf of DMC.

4.     Equity  Participation.  In  consideration of the Services to be performed
       ---------------------
hereunder, ICTV shall issue options to Louis Basenese and Richard Pitera (DMC's principals) to purchase a total of 100,000 shares of ICTV's common stock in the aggregate at the price of $0.50 per share. Such options shall be exercisable only as to all such shares and only for a period of three days following the execution of this Agreement. Upon the exercise of such options and payment of such amount, ICTV shall appoint Messrs. Basenese and Pitera as directors of ICTV and shall issue to each of them an option to purchase 40,000 additional shares of ICTV's common stock at the price of $2.00 per share. All of the foregoing options shall be issued pursuant to separate stock option agreements to be made under and subject to the terms of ICTV's corporate stock option plan.

5.     Trademark  License.
       ------------------

     (a)     Grant.  Solely to the extent necessary in order to facilitate DMC's
             -----
performance of the Services as contemplated hereby, ICTV grants DMC a limited license (or sublicense, as the case may be) to use all trademarks associated with the Contract Products and their packaging which ICTV owns or to which it otherwise has rights of use (the "Marks").

     (b)     Parties' Rights in Marks. As between DMC and ICTV, all right, title
             ------------------------
and interest in the Marks shall belong exclusively to ICTV and all uses of each Mark shall inure to the benefit of ICTV (or its designee or licensor, as the case may be) for all purposes. DMC shall take no actions inconsistent with the rights of ICTV, its designees and licensors in the Marks. Without limiting the preceding sentence, DMC shall not file any application for registration of any of the Marks, but shall fully cooperate with ICTV (or its designee or licensor, as the case may be) in maintaining and defending the validity and ownership of, and prosecuting any applications to register each such Mark. If DMC becomes aware of any unlicensed or unauthorized use by any third party of any Mark, DMC shall promptly so notify ICTV in writing. ICTV may take, at its sole discretion and expense, such action regarding such third party use as ICTV, in its sole discretion, deems appropriate, including, without limitation, initiating litigation. DMC shall cooperate with ICTV in every reasonable way (and at ICTV's expense) in taking such actions as ICTV deems necessary to protect its rights

(and those of its designees and licensors) in the Marks. ICTV shall retain full control over all such actions, including, without limitation, the settlement thereof. In consideration of DMC's performance of the Services, ICTV shall pay DMC 15% of any and all funds actually recovered in connection therewith during the term of this Agreement.

     (c)     Quality  Control.  ICTV  shall  control  the  quality  of all goods
             ----------------
Promoted under the Marks through control of the supply of such goods as contemplated by this Agreement. All Contract Products shall be Promoted without modification in any way by DMC. ICTV shall retain the right to inspect and approve, in its sole discretion, all advertising and promotional materials utilizing the Marks, and DMC shall provide ICTV with its initial advertising and promotional materials prior to their first use for review and approval. ICTV shall have five business days from its receipt of such materials to review such materials. If ICTV does not provide comments or fails to respond within such five business day period, ICTV shall be deemed to have approved such materials.

     (d)     Third-Party  Rights. DMC acknowledges that (i) ICTV's rights in any
             -------------------
given Mark may be derived from and subject to all of the terms, conditions and limitations set forth in the Marketing Agreement or other instrument(s) by which ICTV acquired rights therein and (ii) DMC's rights hereunder as to each such Mark are subject to termination concurrently with the termination of ICTV's rights in such Mark. DMC shall have no claim against ICTV arising from any such termination (including, without limitation, any claim based on delay, lost profits, or loss of opportunity), all such claims having been deemed waived. ICTV shall advise DMC of all Marketing Agreements pursuant to which ICTV derives rights to Marks and shall use commercially reasonable efforts to notify DMC as promptly as practicable of the termination of any such Marketing Agreements.

6.     Competing  Goods.
       ----------------

     (a)     Restrictions  on Competing Goods. During the term of this Agreement
             --------------------------------
and for three months after its termination or expiration, DMC may not advertise, promote, market, sell or otherwise distribute in the Territory any product which is substantially similar to any Contract Product.

     (b)     Enforceability.  If  any  of  the restrictions set forth in Section
             --------------
6(a) hereof is determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too long a period of time or over too large a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the longest period of time for which it may be enforceable, and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court in such action. The duration of the foregoing restriction shall be tolled during any period of violation thereof.

7.     Right of First Refusal. DMC shall advise ICTV of all consumer products to
       ----------------------
which it obtains rights of retail distribution or of which it otherwise becomes apprised to which Direct Response Marketing rights are or may be available. For purposes of this Agreement, "Direct Response Marketing" shall mean Promotion of consumer goods via direct response means and media, including, without limitation, television infomercials and spots, radio spots, direct mail and other print advertisements, package inserts, credit card syndication and online solicitations. DMC shall not, directly or indirectly, either by itself or in participation with any other person or entity, market or distribute or license or otherwise grant to any other person or entity the right to market or distribute any goods via Direct Response Marketing unless DMC first offers to ICTV the right to so market and distribute such goods in a writing setting forth the terms on which DMC is willing to grant such rights. ICTV shall have a period of 30 days from the date of its receipt of such offer and sample or description to accept or reject the rights so offered (the "Right of First Refusal"). If ICTV rejects such offer or does not accept such offer for such rights within such 30-day period, then DMC shall be free to exercise such rights itself or grant such rights to any third person on terms no more favorable than those offered to ICTV; provided, however, that if, within 90 days after ICTV's
                    --------
rejection (or deemed rejection) of such offer, DMC neither exercises such rights itself nor enters into a binding contract with any third party for the exercise of such rights, then such rights shall once again be subject to the Right of First Refusal.

8.     Term  and  Termination.
       ----------------------

     (a)     Term.  The term of this Agreement shall commence on the date hereof
             ----
and, unless sooner terminated in accordance with the provisions of Section 8(b) or (c) hereof, shall run for an initial period ending December 31, 2002 (the "Initial Term"). Upon the expiration of the Initial period, this Agreement shall automatically and continually renew for additional and successive 36-month periods, in perpetuity (each, a "Renewal Term"), unless either party notifies the other, at least 30 days before the end of the then current Renewal Term, of its intent to terminate this Agreement at the end of such Renewal Term.

     (b)     Termination  for  Convenience.  Either  party  may  terminate  this
             -----------------------------
Agreement without cause at any time during the period between September 1, 2002 and December 31, 2002 upon not less than 60 days prior notice to the other. In such case, neither party shall have any claim as against the other arising from such termination (including, without limitation, any claim based on delay, lost profits, or loss of opportunity), all such claims having been deemed waived.

     (c)     Termination for Material Breach. Upon the material breach by either
             -------------------------------
party of any of its representations, warranties, covenants or agreements contained in this Agreement, the other party may terminate this Agreement upon 30 days written notice setting forth the particulars of such breach. Upon the expiration of such notice period (and any extension thereof to which the parties may mutually agree), this Agreement shall terminate without the need for further action by either party; provided, however, that if the breach upon which such
                           --------
notice of termination is based shall have been fully cured to the reasonable satisfaction of the nonbreaching party within such 30-day period, then such notice of termination shall be deemed rescinded, and this Agreement shall be deemed reinstated and in full force and effect. Such right of termination shall be in addition to such other rights and remedies as the terminating party may have under applicable law.

     (d)     Rights  and Duties Upon Termination. ICTV shall remain obligated to
             -----------------------------------
pay commissions to DMC with respect to all Sales to DMC Accounts made during the


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
term of, and for a period of 60 days following the date of termination of, this Agreement. The parties shall have no further rights or obligations hereunder upon termination of this Agreement except pursuant to those provisions hereof which expressly survive the termination of this Agreement.

9.     Representations and Warranties. Each party represents and warrants to the
       ------------------------------
other  as  follows:

     (a)     Power  and  Authorization. It has all requisite power and authority
             -------------------------
(corporate and otherwise) to enter into this Agreement, and has duly authorized by all necessary action the execution and delivery hereof by the officer or individual whose name is signed on its behalf below.

     (b)     No  Conflict.  Its execution and delivery of this Agreement and the
             ------------
performance of its obligations hereunder, do not and will not conflict with or result in a breach of or a default under its organizational instruments or any other agreement, instrument, order, law or regulation applicable to it or by which it may be bound.

     (c)     Enforceability.  This  Agreement has been duly and validly executed
             --------------
and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and except as enforcement is subject to general equitable principles.

10.     Indemnification.
        ---------------

     (a)     Generally. Each party shall defend, indemnify and hold harmless the
             ---------
other, its affiliates and their respective officers, directors, shareholders, employees, licensees, agents, successors and assigns from and against any and all Liabilities (as defined herein) arising in connection with or resulting from the indemnifying party's breach of any of its representations, warranties, covenants, obligations, agreements or duties under this Agreement or negligence, recklessness or intentional misconduct.

     (b)     Exceptions.  Notwithstanding  anything  to  the  contrary contained
             ----------
herein, neither party shall have any obligation to indemnify, defend or hold harmless hereunder with respect to any Liabilities arising out of or resulting from the breach by the other party of any of its representations, warranties, covenants, obligations, agreements or duties under this Agreement or any negligence, recklessness or intentional misconduct by the other party.

     (c)     "Liabilities"  Defined.  For  purposes  of  this  Agreement,
             ----------------------
"Liabilities" shall mean any and all liabilities to third parties and expenses incurred in connection therewith, including, without limitation, claims, adversary proceedings (whether before a court, administrative agency or any other tribunal), damages (whether compensatory, multiple, exemplary or punitive), judgments, awards, fines, penalties, settlements, investigations, costs, and attorneys fees and disbursements.

     (d)     Procedure.  Promptly  after learning of the occurrence of any event
             ---------
which may give rise to its rights under the provisions of this section, each indemnitee hereunder shall give written notice of such matter to the indemnitor.

The indemnitee shall cooperate with the indemnitor in the negotiation, compromise and defense of any such matter. The indemnitor shall be in charge of and control such negotiations, compromise and defense and shall have the right to select counsel with respect thereto, provided that the indemnitor shall promptly notify the indemnitee of all developments in the matter. Except as otherwise expressly provided below, neither the indemnitee nor the indemnitor may compromise or settle any such matter without the prior consent of the other, and neither shall be bound by any such compromise or settlement absent its prior consent (which shall not be unreasonably withheld or delayed). The preceding sentence shall not apply in any case in which the indemnitor fails or refuses to assume the defense of any matter as to which its indemnity obligations applies (whether or not litigation has formally been instituted). In any such case, the indemnitor shall be responsible for any compromise or settlement thereof reached by the indemnitee and all Liabilities attendant thereto. Without the prior written consent of the affected party, no such compromise settlement shall implicate rights, obligations or property beyond the subject matter of this Agreement.

11.     Confidentiality.
        ---------------

     (a)     Limitations  on  Disclosure.  DMC  shall  hold  all  Confidential
             ---------------------------
Information disclosed to or otherwise obtained by it in the strictest confidence and shall protect all such Confidential Information with at least the same degree of care that it exercises with respect to its own proprietary information (which, in any event, shall not be less than a reasonable degree of care under the circumstances). DMC shall take all reasonable steps to prevent (i) unauthorized disclosure and duplication of Confidential Information, (ii) its officers, employees and agents from violating this Agreement, and (iii) competitors from gaining access to Confidential Information. DMC agrees (i) not to disclose Confidential Information to any third party without first obtaining the express written permission of ICTV and (ii) to limit disclosure of Confidential Information to its officers, employees or agents on a need-to-know basis for purposes of fulfilling its obligations under and achieving the purposes of this Agreement, provided that such persons are bound by obligations of confidentiality at least as restrictive as those set forth in this Agreement.

     (b)     "Confidential Information" Defined. For purposes of this Agreement,
             ----------------------------------
"Confidential Information" shall mean all nonpublic proprietary information of ICTV, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, which is designated as (or which, by its nature, is inherently) confidential, including, without limitation, trade secrets, technical specifications, customer or client lists, business information, marketing programs, plans and strategies, financial information, memoranda, work papers, notes, reports and sales information.

     (c)     Exceptions. Notwithstanding Section 11(a) hereof, DMC shall have no
             ----------
obligations with respect to any information which (i) is or becomes within the public domain through no act of DMC in breach of this Agreement, (ii) was lawfully in DMC's possession without any restriction on disclosure prior to its disclosure hereunder, (iii) is lawfully received from another source subsequent to the date of this Agreement without any restriction on disclosure, (iv) is deemed in writing by ICTV no longer to be Confidential Information, or (v) is required to be disclosed by order of any court of competent jurisdiction or other governmental authority (provided in such latter case, however, that DMC
                                 --------
shall timely inform ICTV of all such legal or governmental proceedings so that ICTV may attempt by appropriate legal means to limit such disclosure, and DMC shall further use its best efforts to limit the disclosure and maintain confidentiality to the maximum extent possible).

     (d)     Effect  of  Termination.  Promptly  after  the  termination of this
             -----------------------
Agreement, DMC shall return to ICTV all Confidential Information in its possession and provide a written verification of such return. DMC's attorney may retain a copy of such information in a sealed file. DMC's confidentiality obligations with respect to Confidential Information shall survive for a period of five years following the termination of this Agreement.

12.     Injunction.  The  parties acknowledge that any breach of the obligations
        ----------
under Section 6 or 11 hereof will result in immediate irreparable and continuing injury to ICTV for which there is no adequate remedy at law. Accordingly, in the event of any such breach (or threatened breach), ICTV shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief, without bond, with respect to such breach. DMC shall not oppose such relief on the grounds that there is an adequate remedy at law, and such right shall be cumulative and in addition to any other remedies at law or in equity (including monetary damages) which ICTV may have upon any such breach.

13.     Taxes.  Each  party  shall  be  responsible for its own income and other
        -----
taxes required under applicable laws arising from activities or proceeds pursuant to this Agreement.

14.     Relationship  of  the  Parties.
        ------------------------------

     (a)     Generally. The relationship created by this Agreement shall be that
             ---------
of independent contractor, and neither DMC nor any of its affiliates or their respective officers, agents or employees shall be considered a partner, employee, franchisee, agent or other legal representative of ICTV or any of its affiliated companies for any purpose whatsoever.

     (b)     Power  to Bind. Without ICTV's prior written consent, DMC shall not
             --------------
have, nor shall it hold itself out at as having, any right, power or authority to make any unauthorized representations on behalf of ICTV or create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon ICTV. By way of illustration and not limitation, DMC shall not use the corporate name, logo or other identifying information of ICTV or any of its affiliated companies on its business cards, stationery or other printed materials, except as expressly consented to by ICTV (such consent not to be unreasonably withheld or delayed).

     (c)     Exclusive  Direction  and Control. DMC and all its officers, agents
             ---------------------------------
and employees shall at all times be under DMC's exclusive direction and control. ICTV shall have no right to control the specific manner, means, or method by which DMC and its employees and subcontractors exercise the Retail Marketing Rights.

     (d)     No  Benefits.  Amounts  payable  by  ICTV  hereunder  shall  not be
             ------------
considered salary for pension and incentive compensation purposes. Furthermore, no DMC officers, employees or agents shall be entitled to any fringe or supplemental benefits of regular employees of ICTV or any of its affiliated companies. DMC shall bear all responsibility and liability for the payment of all federal, state and local income taxes due on money received from ICTV hereunder and filing all appropriate tax returns and other forms with respect thereto. Moreover, DMC shall be solely responsible for (i) payment of all compensation to its officers, employees and agents, (ii) all health and/or disability insurance, retirement benefits, and other welfare or pension benefits to which such personnel may be entitled and (iii) all employment taxes and withholding with respect to such personnel.

15.     Force  Majeure.  Neither DMC nor ICTV shall be responsible for any delay
        --------------
or failure to perform any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, labor unrest, riot, embargo, act of governmental, civil or military authority, accident, inability to obtain raw materials or supplies of Contract Products, acts or omissions of carriers, act of God, or other such contingencies beyond its control. Notice with full details of any such event shall be given to the other party as promptly as practicable after its occurrence. The affected party shall use due diligence, where practicable, to minimize the effects of or end any such event so as to facilitate the resumption of full performance hereunder.

16.     Miscellaneous.

     (a)     Notices.  All  notices,  requests, instructions, consents and other
             -------
communications to be given pursuant to this Agreement shall be in writing and shall be delivered either in person or by U.S. Postal Service or reliable overnight courier service. Notices may also be transmitted by facsimile or electronic mail, provided that proper arrangements are made in advance to facilitate such communications and provide for their security and verification. Notices shall be sent to the following addresses:

     If  to  ICTV:                           If  to  DMC:
     ------------                            -----------
     International Commercial Television,    Dimensional  Marketing Concepts,
     Inc.                                    Inc.
     110  S.W.  4th  Avenue,  Suite  104     5818  S.E. Federal Highway #57
     Delray  Beach,  FL  33483-4569          Stuart,  FL  34994
     Attn:  Kelvin  Claney                   Attn:  Louis  Basenese
     FAX:  (561)  482-0883                   FAX: _________________________

Each party may by written notice given to the other(s) in accordance with this Agreement change the address to which notices to such party are to be delivered. Notices shall be deemed received (i) on the same day if delivered in person or by same-day courier, facsimile or electronic mail, (ii) on the next business day if delivered by overnight mail or courier, or (iii) on the date indicated on the return receipt, or if there is no such receipt, on the seventh business day if delivered by postal service, postage prepaid.

     (b)     Entire  Agreement. This Agreement contains the entire understanding
             -----------------
of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between them with respect to the subject matter hereof. Each party has executed this Agreement without reliance upon any promise, representation or warranty other than those expressly set forth herein.

     (c)     Amendment. No amendment of this Agreement shall be effective unless
             ---------
embodied  in  a  written  instrument  executed  by  all  of  the  parties.

     (d)     Waiver  of  Breach. The failure of any party at any time to enforce
             ------------------
any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any provisions hereof or the right of any party hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party against whom or which enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

     (e)     Assignment.  This Agreement involves the performance of specialized
             ----------
services. Accordingly, DMC may not assign or otherwise transfer any of its rights and obligations hereunder without the prior written consent of ICTV, and any such attempted assignment without prior written consent shall be void and ineffective. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

     (f)     Governing  Law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the internal substantive and procedural laws of the State of Florida without regard to conflict of laws principles. The sole and exclusive venue for all disputes arising out of or relating in any way to this Agreement shall be the federal and state courts of Florida. The parties consent to the personal jurisdiction and venue of such courts and further consent that any process, notice of motion or other application to either such court or a judge thereof may be served outside the State of Florida by registered or certified mail or by personal service, provided that a reasonable time for appearance is allowed.

     (g)     Severability.  All of the provisions of this Agreement are intended
             ------------
to be distinct and severable. If any provision of this Agreement is or is declared to be invalid or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such invalidity or unenforceability. Such invalidity or unenforceability shall not affect either the balance of such provision, to the extent it is not invalid or unenforceable, or the remaining provisions hereof, nor render invalid or unenforceable such provision in any other jurisdiction.

     (h)     Survival. The following provisions shall survive the termination of
             --------
this  Agreement:  Sections  3,  6,  8(d),  10,  11,  12,  13  and  16.

     (i)     Interpretation  and Construction. This Agreement has been fully and
             --------------------------------
freely negotiated by the parties hereto, shall be considered as having been drafted jointly by the parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any party on account of its participation in the drafting hereof.

     (j)     Headings.  The  headings  of  sections  and  subsections  have been
             --------
included for convenience only and shall not be considered in interpreting this Agreement.

     (k)     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement. This Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

     (l)     Further  Actions.  Each party shall, without further consideration,
             ----------------
execute and deliver such additional documents and instruments and perform all such other and further actions as may be necessary or reasonably requested in order to carry out the purposes and intents of this Agreement.

     (m)     U.S.  Dollars.  Except as otherwise expressly set forth herein, all
             -------------
monetary amounts stated in this Agreement shall be deemed to be in United States Dollars.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the date first above written

INTERNATIONAL  COMMERCIAL                      DIMENSIONAL  MARKETING
TELEVISION,  INC.                              CONCEPTS,  INC.

By:     /s/  Kelvin  Claney                    By:     /s/  Louis  J.  Basenese
   ---------------------------------              ------------------------------
Name:   Kelvin  Claney                         Name    Louis  J.  Basenese
     -------------------------------               -----------------------------
Title:  Chief  Executive  Officer              Title:  CEO
      ------------------------------                  --------------------------